Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and Gerald W. Clanton, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

/s/ Thomas J. Barrack, Jr.

(Signature)

Printed Name: Thomas J. Barrack, Jr.

Dated and effective as of February 22, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and Gerald W. Clanton, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

/s/ Kirbyjon H. Caldwell

(Signature)

Printed Name: Kirbyjon H. Caldwell

Dated and effective as of February 22, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and Gerald W. Clanton, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

/s/ Lawrence W. Kellner

(Signature)

Printed Name: Lawrence W. Kellner

Dated and effective as of February 22, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and Gerald W. Clanton, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

/s/ Douglas K. McCorkindale

(Signature)

Printed Name: Douglas K. McCorkindale

Dated and effective as of February 22, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and Gerald W. Clanton, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

/s/ Henry L. Meyer III

(Signature)

Printed Name: Henry L. Meyer III

Dated and effective as of February 22, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and Gerald W. Clanton, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

/s/ Oscar Munoz

(Signature)

Printed Name: Oscar Munoz

Dated and effective as of February 22, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and Gerald W. Clanton, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

/s/ George G.C. Parker

(Signature)

Printed Name: George G.C. Parker

Dated and effective as of February 22, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and Gerald W. Clanton, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

/s/ Jeffery A. Smisek

(Signature)

Printed Name: Jeffery A. Smisek

Dated and effective as of February 22, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and Gerald W. Clanton, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

/s/ Karen Hastie Williams

(Signature)

Printed Name: Karen Hastie Williams

Dated and effective as of February 22, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and Gerald W. Clanton, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

/s/ Ronald B. Woodard

(Signature)

Printed Name: Ronald B. Woodard

Dated and effective as of February 22, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and Gerald W. Clanton, or any of them, as the undersigned's true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

/s/ Charles A. Yamarone

(Signature)

Printed Name: Charles A. Yamarone

Dated and effective as of February 22, 2006